UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

 of the Securities Exchange Act of 1934

August 19, 2025

Date of Report (Date of Earliest Event Reported)

Mallinckrodt plc

(Exact name of registrant as specified in its charter)

Ireland	001-35803	98-1088325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

College Business & Technology Park, Cruiserath,
Blanchardstown, Dublin 15, Ireland

(Address of principal executive offices)

Registrant’s telephone number, including area code: +353 1 696 0000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 19, 2025, Mallinckrodt plc (the “Company”) appointed Frank B. Raciti to serve as the Company’s Controller & Chief Accounting Officer and principal accounting officer, effective immediately. Effective upon Mr. Raciti’s appointment, Bryan M. Reasons, the Company’s Executive Vice President and Chief Financial Officer, ceased to serve as the Company’s principal accounting officer.

Frank B. Raciti, age 44, joined the Company on July 31, 2025 following its business combination with Endo, Inc. (“Endo”). Mr. Raciti joined Endo in August 2016 as Director of Technical Accounting and assumed various roles of increasing responsibility, most recently serving as Endo’s Senior Vice President, Controller and Chief Accounting Officer from March 2025. Previously, he served as Endo’s Vice President, Controller and Chief Accounting Officer from August 2021 until March 2025, Assistant Controller from April 2020 until August 2021, Senior Director, Accounting from March 2019 until April 2020, and Director of Technical Accounting from August 2016 to March 2019. Prior to joining Endo, Mr. Raciti served as a public accountant for PricewaterhouseCoopers from September 2002 until August 2016, including two years in the firm’s National Office, SEC Services organization. Mr. Raciti is a certified public accountant in the Commonwealth of Pennsylvania and holds a Bachelor of Science degree in accounting and a Master’s degree in accounting and professional consultancy from Villanova University.

In connection with his appointment, Mr. Raciti will enter into a customary indemnification arrangement with the Company, a form of which was attached as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on August 6, 2025 (Film No. 251187359) and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MALLINCKRODT PLC

Date: August 25, 2025	By:	/s/ Mark Tyndall
	Name:	Mark Tyndall
	Title:	Executive Vice President, Chief Legal Officer & Corporate Secretary